UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 13, 2012

EMPIRE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-179245	22-3136782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parker Plaza Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 944-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 12, 2012, the Board of Directors of Empire Resources, Inc. (the “Company”) declared a cash dividend of $0.025 per share of outstanding common stock payable on October 16, 2012, to stockholders of record as of the close of business on September 27, 2012. On September 13, 2012, the Company issued a press release announcing this cash dividend, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit Number	Description
99.1	Press release dated September 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, INC.

Date: September 14, 2012	By:	/s/ Sandra Kahn
Name: Sandra Kahn
Title: Chief Financial Officer